NVIT Form N-SAR 6-30-12
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER
SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Guidewire Software, Inc.
Underwriter/ Affiliated Participant Underwriter
Deutsche Bank
Securities/ JPMorgan Securities Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount
$4,121,000/ $115,050,000

Commission or % of Offering
  $0.91
Purchase Date

1/25/12

Adviser / Sub-Adviser

BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer
Plains All American Pipeline, LP
Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount $35,000,000 / $500,000,000
0
Commission or % of Offering
 0.875%
Purchase Date  3/13/12

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer

M/A-COM Technology Solutions Holdings, Inc.
Underwriter/ Affiliated Participant Underwriter
Barclays
Bank PLC/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount $1,145,700 / $114,000,000

Commission or % of Offering

$1.33

Purchase Date  3/15/12

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer ExactTarget, Inc.
Underwriter/ Affiliated Participant Underwriter Deutsche
Bank Securities / JPMorgan Securities Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount

$2,413,000 / $161,500,000
Commission or % of Offering

$1.33
Purchase Date  3/22/12

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Vantiv, Inc.
Underwriter/ Affiliated Participant Underwriter Credit Suisse
Securities / JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount

$2,932,500 / $500,004,000

Commission or % of Offering
 $0.935

Purchase Date

3/22/12

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer
Forum Energy Technologies, Inc.
Underwriter/ Affiliated Participant Underwriter
BofA Merrill
Lynch / JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount $16,250,000 / $378,947,320

Commission or % of Offering
 $1.25
Purchase Date

4/12/12

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer Ulta Salon Cosmetics & Fragrance
Underwriter/ Affiliated Participant Underwriter JPMorgan
/ Wells Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount
$46,200,000 / $588,000,000

Commission or % of Offering

3.5%
Purchase Date

5/10/12

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer Cardinal Health, Inc.
Underwriter/ Affiliated Participant Underwriter J.P. Morgan
Securities LLC / PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount $15,000,000 / $250,000,000
0

Commission or % of Offering

0.650%
Purchase Date
 5/16/12

Adviser / Sub-Adviser

Morgan Stanley Investment
Management Inc.
Nationwide Fund NVIT Real Estate Fund
Issuer
Digital Realty Trust  Inc.
Underwriter/ Affiliated Participant Underwriter BofA
Marrill Lynch / Morgan Stanley and Mitsubishi
UFJ Securities
Aggregate Principal Purchase Amount/ Aggregate Principal
Offering Amount $9,370,825 / $722,500,000

Commission or % of Offering

$2.89

Purchase Date
 6/27/12